Exhibit 99.2
THIRD QUARTER 2025
SUPPLEMENTAL DATA
SEPTEMBER 30, 2025

2

ABOUT PARK AND SAFE HARBOR DISCLOSURE
About Park Hotels & Resorts Inc.
Park (NYSE: PK) is one of the largest publicly-traded lodging real estate investment trusts (“REIT”) with a diverse portfolio of iconic and market-leading hotels and resorts with significant underlying real estate value. Park’s portfolio currently consists of 38 premium-branded hotels and resorts with over 24,000 rooms primarily located in prime city center and resort locations. Visit www.pkhotelsandresorts.com for more information.
Forward-Looking Statements
This supplement contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the
Securities Exchange Act of 1934, as amended. Forward-looking statements include, but are not limited to, statements related to the effects of Park’s decision to cease payments on its $725 million non-recourse CMBS loan (“SF Mortgage Loan”) secured by two of Park’s San Francisco hotels – the 1,921-room Hilton San
Francisco Union Square and the 1,024-room Parc 55 San Francisco – a Hilton Hotel (collectively, the “Hilton San Francisco Hotels”) and Park’s expectation that the hotels will be sold by the court-appointed receiver by November 21, 2025, with the buyer assuming the SF Mortgage Loan at that time, as well as Park’s current expectations regarding the performance of its business, financial results, liquidity and capital resources, including the use of proceeds from Park’s new
$800 million senior unsecured delayed draw term loan facility (“2025 Delayed Draw Term Loan”) and the anticipated repayment of certain of Park’s indebtedness, the completion of capital allocation priorities, the expected repurchase of Park’s stock, the impact from macroeconomic factors (including elevated inflation and interest rates, potential economic slowdown or a recession and geopolitical conflicts or trends, including trade policy, travel barriers or changes in travel preferences for U.S. destinations, including as a result of the government shutdown), the effects of competition and the effects of future legislation, executive action or regulations, tariffs, the expected completion of anticipated dispositions, the declaration, payment and any change in amounts of future dividends and other non-
historical statements. Forward-looking statements include all statements that are not historical facts, and in some cases, can be identified by the use of forward-
looking terminology such as the words “outlook,” “believes,” “expects,” “potential,” “continues,” “may,” “will,” “should,” “could,” “seeks,” “projects,” “predicts,”
“intends,” “plans,” “estimates,” “anticipates,” “hopes” or the negative version of these words or other comparable words. You should not rely on forward-looking statements since they involve known and unknown risks, uncertainties and other factors which are, in some cases, beyond Park’s control and which could materially affect its results of operations, financial condition, cash flows, performance or future achievements or events.
All such forward-looking statements are based on current expectations of management and therefore involve estimates and assumptions that are subject to risks, uncertainties and other factors that could cause actual results to differ materially from the results expressed in these forward-looking statements. You should not put undue reliance on any forward-looking statements and Park urges investors to carefully review the disclosures Park makes concerning risk and uncertainties in
Item 1A: “Risk Factors” in Park’s Annual Report on Form 10-K for the year ended December 31, 2024, as such factors may be updated from time to time in Park’s filings with the Securities and Exchange Commission (“SEC”), which are accessible on the SEC’s website at www.sec.gov. Except as required by law, Park undertakes no obligation to update or revise publicly any forward-looking statements, whether as a result of new information, future events or otherwise.
Supplemental Financial Information
Park presents certain non-generally accepted accounting principles (“GAAP”) financial measures in this presentation, including Nareit FFO attributable to stockholders, Adjusted FFO attributable to stockholders, FFO per share, Adjusted FFO per share, EBITDA, Adjusted EBITDA, Hotel Adjusted EBITDA, Hotel
Adjusted EBITDA margin, Net Debt and Net Debt to Adjusted EBITDA ratio. These non-GAAP financial measures should be considered along with, but not as alternatives to, net income (loss) as a measure of its operating performance. Please see the schedules included in this presentation including the “Definitions”
section for additional information and reconciliations of such non-GAAP financial measures.

3
HILTON NEW ORLEANS RIVERSIDE
TABLE OF CONTENTS

4
WALDORF ASTORIA ORLANDO
FINANCIAL
STATEMENTS

5
HILTON WAIKOLOA VILLAGE
FINANCIAL STATEMENTS
CONDENSED CONSOLIDATED BALANCE SHEETS

(in millions, except share and per share data)	September 30, 2025	December 31, 2024
	(unaudited)
ASSETS
Property and equipment, net	$7,174	$7,398
Contract asset	868	820
Intangibles, net	41	41
Cash and cash equivalents	278	402
Restricted cash	31	38
Accounts receivable, net of allowance for doubtful accounts of $3 and $4	124	131
Prepaid expenses	55	69
Other assets	78	71
Operating lease right-of-use assets	181	191
TOTAL ASSETS (variable interest entities – $209 and $223)	$8,830	$9,161
LIABILITIES AND EQUITY
Liabilities
Debt	$3,839	$3,841
Debt associated with hotels in receivership	725	725
Accrued interest associated with hotels in receivership	143	95
Accounts payable and accrued expenses	237	226
Dividends payable	56	138
Due to hotel managers	107	138
Other liabilities	182	179
Operating lease liabilities	215	225
Total liabilities (variable interest entities – $196 and $201)	5,504	5,567
Stockholders’ Equity
Common stock, par value $0.01 per share, 6,000,000,000 shares authorized, 200,945,761 shares issued and 199,911,257 shares outstanding as of September 30, 2025 and 203,407,320 shares issued and 202,553,194 shares outstanding as of December 31, 2024	2	2
Additional paid-in capital	4,027	4,063
Accumulated deficit	(647)	(420)
Total stockholders’ equity	3,382	3,645
Noncontrolling interests	(56)	(51)
Total equity	3,326	3,594
TOTAL LIABILITIES AND EQUITY	$8,830	$9,161

6
HILTON WAIKOLOA VILLAGE
FINANCIAL STATEMENTS
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

(unaudited, in millions, except per share data)	Three Months Ended September 30,		Nine Months Ended September 30,
	2025	2024	2025	2024
Revenues
Rooms	$370	$403	$1,134	$1,193
Food and beverage	150	157	512	521
Ancillary hotel	67	68	198	196
Other	23	21	68	64
Total revenues	610	649	1,912	1,974

Operating expenses
Rooms	106	107	311	314
Food and beverage	112	112	357	356
Other departmental and support	148	154	451	454
Other property	56	65	163	174
Management fees	27	30	88	93
Impairment and casualty loss	—	—	70	13
Depreciation and amortization	78	63	269	192
Corporate general and administrative	17	17	54	52
Other	23	21	67	62
Total expenses	567	569	1,830	1,710

Gain on sale of assets, net	—	—	1	—
Gain on derecognition of assets	16	15	48	44

Operating income	59	95	131	308

Interest income	3	6	8	16
Interest expense	(53)	(54)	(158)	(161)
Interest expense associated with hotels in receivership	(16)	(15)	(48)	(44)
Equity in earnings from investments in affiliates	—	28	2	29
Other (loss) gain, net	(1)	(1)	—	(4)

(Loss) income before income taxes	(8)	59	(65)	144
Income tax (expense) benefit	(6)	(2)	(8)	9
Net (loss) income	(14)	57	(73)	153
Net income attributable to noncontrolling interests	(2)	(3)	(5)	(7)
Net (loss) income attributable to stockholders	$(16)	$54	$(78)	$146

(Loss) earnings per share:
(Loss) earnings per share – Basic	$(0.08)	$0.26	$(0.40)	$0.70
(Loss) earnings per share – Diluted	$(0.08)	$0.26	$(0.40)	$0.69

Weighted average shares outstanding – Basic	199	206	199	208
Weighted average shares outstanding – Diluted	199	208	199	210

7
NEW YORK HILTON MIDTOWN
SUPPLEMENTARY
FINANCIAL
INFORMATION

8
NEW YORK HILTON MIDTOWN
SUPPLEMENTARY FINANCIAL INFORMATION
EBITDA AND ADJUSTED EBITDA

(unaudited, in millions)	Three Months Ended September 30,		Nine Months Ended September 30,
	2025	2024	2025	2024
Net (loss) income	$(14)	$57	$(73)	$153
Depreciation and amortization expense	78	63	269	192
Interest income	(3)	(6)	(8)	(16)
Interest expense	53	54	158	161
Interest expense associated with hotels in receivership(1)	16	15	48	44
Income tax expense (benefit)	6	2	8	(9)
Interest income and expense, income tax and depreciation and amortization included in equity in earnings from investments in affiliates	2	4	6	9
EBITDA	138	189	408	534
Gain on sale of assets, net(2)	—	(19)	(1)	(19)
Gain on derecognition of assets(1)	(16)	(15)	(48)	(44)
Share-based compensation expense	5	5	14	14
Impairment and casualty loss	—	—	70	13
Other items	3	(1)	14	16
Adjusted EBITDA	$130	$159	$457	$514
_____________________________________
(1)For the three and nine months ended September 30, 2025 and 2024, represents accrued interest expense associated with the default of the SF Mortgage Loan, which was offset by a gain on derecognition for the corresponding increase of the contract asset on the condensed consolidated balance sheets. Park expects the court-appointed receiver to sell the Hilton San Francisco Hotels by
November 21, 2025 and the SF Mortgage Loan to be assumed by the buyer at that time.
(2)For the three and nine months ended September 30, 2024, includes a gain of $19 million on the sale of the Hilton La Jolla Torrey Pines included in equity in earnings from investments in affiliates.

9
NEW YORK HILTON MIDTOWN
SUPPLEMENTARY FINANCIAL INFORMATION
COMPARABLE HOTEL ADJUSTED EBITDA AND COMPARABLE HOTEL
    ADJUSTED EBITDA MARGIN

(unaudited, dollars in millions)
	Three Months Ended September 30,		Nine Months Ended September 30,
	2025	2024	2025	2024
Adjusted EBITDA	$130	$159	$457	$514
Less: Adjusted EBITDA from investments in affiliates	(3)	(3)	(16)	(19)
Add: All other(1)	14	12	42	41
Hotel Adjusted EBITDA	141	168	483	536
Less: Adjusted EBITDA from hotels disposed of	—	(1)	—	(3)
Comparable Hotel Adjusted EBITDA	$141	$167	$483	$533

	Three Months Ended September 30,		Nine Months Ended September 30,
	2025	2024	2025	2024
Total Revenues	$610	$649	$1,912	$1,974
Less: Other revenue	(23)	(21)	(68)	(64)
Less: Revenues from hotels disposed of	(2)	(17)	(16)	(48)
Comparable Hotel Revenues	$585	$611	$1,828	$1,862

	Three Months Ended September 30,			Nine Months Ended September 30,
	2025	2024	Change(2)	2025	2024	Change(2)
Total Revenues	$610	$649	(6.1)%	$1,912	$1,974	(3.1)%
Operating income	$59	$95	(37.5)%	$131	$308	(57.4)%
Operating income margin(2)	9.7%	14.6%	(490) bps	6.8%	15.6%	(880) bps

Comparable Hotel Revenues	$585	$611	(4.3)%	$1,828	$1,862	(1.8)%
Comparable Hotel Adjusted EBITDA	$141	$167	(15.9)%	$483	$533	(9.4)%
Comparable Hotel Adjusted EBITDA margin(2)	24.1%	27.4%	(330) bps	26.4%	28.6%	(220) bps
______________________________________________________________
(1)Includes other revenues and other expenses, non-income taxes on TRS leases included in other property expenses and corporate general and administrative expenses in the condensed consolidated statements of operations.
(2)Percentages are calculated based on unrounded numbers.

10
NEW YORK HILTON MIDTOWN
SUPPLEMENTARY FINANCIAL INFORMATION
NAREIT FFO AND ADJUSTED FFO

(unaudited, in millions, except per share data)	Three Months Ended September 30,		Nine Months Ended September 30,
	2025	2024	2025	2024
Net (loss) income attributable to stockholders	$(16)	$54	$(78)	$146
Depreciation and amortization expense	78	63	269	192
Depreciation and amortization expense attributable to noncontrolling interests	(1)	(1)	(3)	(3)
Gain on sales of assets, net	—	—	(1)	—
Gain on derecognition of assets(1)	(16)	(15)	(48)	(44)
Impairment loss	—	—	70	12
Equity investment adjustments:
Equity in earnings from investments in affiliates	—	(28)	(2)	(29)
Pro rata FFO of investments in affiliates	—	9	5	14
Nareit FFO attributable to stockholders	45	82	212	288
Casualty loss	—	—	—	1
Share-based compensation expense	5	5	14	14
Interest expense associated with hotels in receivership(1)	16	15	48	44
Other items	4	—	17	3
Adjusted FFO attributable to stockholders	$70	$102	$291	$350
Nareit FFO per share – Diluted(2)	$0.22	$0.40	$1.06	$1.37
Adjusted FFO per share – Diluted(2)	$0.35	$0.49	$1.45	$1.67
Weighted average shares outstanding – Diluted(3)	200	208	200	210
__________________________________________________________________________
(1)For the three and nine months ended September 30, 2025 and 2024, represents accrued interest expense associated with the default of the SF Mortgage Loan, which was offset by a gain on derecognition for the corresponding increase of the contract asset on the condensed consolidated balance sheets. Park expects the court-appointed receiver to sell the Hilton San Francisco Hotels by
November 21, 2025 and the SF Mortgage Loan to be assumed by the buyer at that time.
(2)Per share amounts are calculated based on unrounded numbers.
(3)Derived from Park’s earnings per share calculations for each period presented; for shares outstanding as of September 30, 2025, see page 5.

11
NEW YORK HILTON MIDTOWN
SUPPLEMENTARY FINANCIAL INFORMATION
GENERAL AND ADMINISTRATIVE EXPENSES

(unaudited, in millions)	Three Months Ended September 30,		Nine Months Ended September 30,
	2025	2024	2025	2024
Corporate general and administrative expenses	$17	$17	$54	$52
Less:
Share-based compensation expense	5	5	14	14
Other corporate expenses	1	1	3	3
G&A, excluding expenses not included in Adjusted EBITDA	$11	$11	$37	$35

12
NEW YORK HILTON MIDTOWN
SUPPLEMENTARY FINANCIAL INFORMATION
NET DEBT AND NET DEBT TO COMPARABLE ADJUSTED EBITDA RATIO

(unaudited, in millions)
	September 30, 2025	December 31, 2024
Debt	$3,839	$3,841
Add: unamortized deferred financing costs and discount	19	24
Debt, excluding unamortized deferred financing cost, premiums and discounts	3,858	3,865
Add: Park’s share of unconsolidated affiliates debt, excluding unamortized deferred financing costs	157	157
Less: cash and cash equivalents	(278)	(402)
Less: restricted cash	(31)	(38)
Net Debt	$3,706	$3,582
TTM Comparable Adjusted EBITDA(1)	$595	$647
Net Debt to TTM Comparable Adjusted EBITDA ratio	6.23x	5.54x
_____________________________________
(1)See pages 33 and 34 for trailing twelve months (“TTM”) Comparable Adjusted EBITDA as of September 30, 2025 and December 31, 2024, respectively.

13
CASA MARINA KEY WEST, CURIO COLLECTION
OUTLOOK AND
ASSUMPTIONS

14
CASA MARINA KEY WEST, CURIO COLLECTION
OUTLOOK AND ASSUMPTIONS
FULL-YEAR 2025 OUTLOOK

Park expects full-year 2025 operating results to be as follows:

(unaudited, dollars in millions, except per share amounts and RevPAR)
	Full-Year 2025 Outlook as of October 30, 2025		Full-Year 2025 Outlook as of July 31, 2025		Change at Midpoint
Metric	Low	High	Low	High

Comparable RevPAR	$184	$185	$184	$187	$(1)
Comparable RevPAR change vs. 2024	(2.5)%	(1.8)%	(2.0)%	0.0%	(110) bps
Comparable RevPAR, excluding the Royal Palm(1)	$186	$187	$185	$189	$(1)
Comparable RevPAR change vs. 2024, excluding the Royal Palm(1)	(1.5)%	(0.7)%	(1.0)%	1.0%	(110) bps

Net loss	$(60)	$(35)	$(53)	$(3)	$(20)
Net loss attributable to stockholders	$(66)	$(41)	$(60)	$(10)	$(19)
(Loss) per share – Diluted(2)	$(0.33)	$(0.21)	$(0.30)	$(0.05)	$(0.10)
Operating income	$206	$231	$212	$263	$(19)
Operating income margin	8.2%	9.1%	8.4%	10.2%	(70) bps

Adjusted EBITDA	$595	$620	$595	$645	$(13)
Comparable Hotel Adjusted EBITDA margin(2)	26.3%	26.9%	26.1%	27.5%	(20) bps
Comparable Hotel Adjusted EBITDA margin change vs. 2024(2)	(130) bps	(70) bps	(150) bps	(10) bps	(20) bps
Adjusted FFO per share – Diluted(2)	$1.85	$1.97	$1.82	$2.08	$(0.04)
__________________________________________________________________________
(1)Royal Palm South Beach Miami, a Tribute Portfolio Resort (“Royal Palm”).
(2)Amounts are calculated based on unrounded numbers.
Park’s outlook is based in part on the following assumptions:
•Adjusted FFO excludes $58 million of default interest and late payment administrative fees associated with the default of the SF Mortgage Loan that began in June 2023 and are required to be recognized in interest expense until legal titles to the Hilton San Francisco Hotels are transferred, which is currently expected by November 21, 2025 pursuant to a court-approved transaction;
•Reflects the impact of the government shutdown through October 2025 only;
•Fully diluted weighted average shares for the full-year 2025 of 200 million; and
•Park’s portfolio as of October 30, 2025 and does not take into account potential future acquisitions, dispositions or any financing transactions, which could result in a material change to Park’s outlook.
Park’s full-year 2025 outlook is based on several factors, many of which are outside the Company’s control, including uncertainty surrounding macro-
economic factors, such as inflation, changes in interest rates and the possibility of an economic recession or slowdown, as well as the assumptions set forth above, all of which are subject to change. Additionally, Park’s full-year 2025 outlook does not include assumptions around the incremental impact of tariff announcements (including any foreign tariffs announced in response to changes in U.S. trade policy), changes in travel patterns to or in the United States as a result of tariff or trade policy, or continued government shutdown beyond October 2025 as the net effect of such announcements or events cannot be ascertained or quantified at this time.

15
CASA MARINA KEY WEST, CURIO COLLECTION
OUTLOOK AND ASSUMPTIONS
EBITDA, ADJUSTED EBITDA, COMPARABLE HOTEL ADJUSTED EBITDA AND
    COMPARABLE HOTEL ADJUSTED EBITDA MARGIN

	Year Ending
(unaudited, in millions)	December 31, 2025
	Low Case	High Case
Net loss	$(60)	$(35)
Depreciation and amortization expense	334	334
Interest income	(9)	(9)
Interest expense	209	209
Interest expense associated with hotels in receivership	58	58
Income tax expense	11	11
Interest expense, income tax and depreciation and amortization included in equity in earnings from investments in affiliates	8	8
EBITDA	551	576
Gain on sale of assets, net	(1)	(1)
Gain on derecognition of assets	(58)	(58)
Share-based compensation expense	19	19
Impairment loss	70	70
Other items	14	14
Adjusted EBITDA	595	620
Less: Adjusted EBITDA from investments in affiliates	(18)	(20)
Add: All other	57	57
Comparable Hotel Adjusted EBITDA	$634	$657

16
CASA MARINA KEY WEST, CURIO COLLECTION
OUTLOOK AND ASSUMPTIONS
EBITDA, ADJUSTED EBITDA, COMPARABLE HOTEL ADJUSTED EBITDA AND
    COMPARABLE HOTEL ADJUSTED EBITDA MARGIN (CONTINUED)

	Year Ending
	December 31, 2025
	Low Case	High Case
Total Revenues	$2,521	$2,549
Less: Other revenue	(93)	(93)
Hotel Revenues	2,428	2,456
Less: Revenues from hotels disposed of	(15)	(15)
Comparable Hotel Revenues	$2,413	$2,441

	Year Ending
	December 31, 2025
	Low Case	High Case
Total Revenues	$2,521	$2,549
Operating income	$206	$231
Operating income margin(1)	8.2%	9.1%

Comparable Hotel Revenues	$2,413	$2,441
Comparable Hotel Adjusted EBITDA	$634	$657
Comparable Hotel Adjusted EBITDA margin(1)	26.3%	26.9%
_______________________________________________________________________________
(1)Percentages are calculated based on unrounded numbers.

17
CASA MARINA KEY WEST, CURIO COLLECTION
OUTLOOK AND ASSUMPTIONS
NAREIT FFO AND ADJUSTED FFO

	Year Ending
(unaudited, in millions except per share data)	December 31, 2025
	Low Case	High Case
Net loss attributable to stockholders	$(66)	$(41)
Depreciation and amortization expense	334	334
Depreciation and amortization expense attributable to noncontrolling interests	(4)	(4)
Gain on sale of assets, net	(1)	(1)
Gain on derecognition of assets	(58)	(58)
Impairment loss	70	70
Equity investment adjustments:
Equity in earnings from investments in affiliates	(3)	(4)
Pro rata FFO of equity investments	7	7
Nareit FFO attributable to stockholders	279	303
Share-based compensation expense	19	19
Interest expense associated with hotels in receivership	58	58
Other items	14	13
Adjusted FFO attributable to stockholders	$370	$393
Adjusted FFO per share – Diluted(1)	$1.85	$1.97
Weighted average diluted shares outstanding	200	200
_____________________________________
(1)Per share amounts are calculated based on unrounded numbers.

18
HILTON WAIKOLOA VILLAGE
PORTFOLIO
AND
OPERATING
METRICS

19
HILTON WAIKOLOA VILLAGE
PORTFOLIO AND OPERATING METRICS
HOTEL PORTFOLIO AS OF OCTOBER 30, 2025

Hotel Name	Total Rooms	Market	Meeting Space (square feet)	Ownership	Equity Ownership	Debt (in millions)
Comparable Portfolio

Hilton Hawaiian Village Waikiki Beach Resort	2,872	Hawaii	150,000	Fee Simple	100%	$1,275
New York Hilton Midtown	1,878	New York	151,000	Fee Simple	100%	—
Hilton New Orleans Riverside	1,622	New Orleans	158,000	Fee Simple	100%	—
Hilton Chicago	1,544	Chicago	234,000	Fee Simple	100%	—
Signia by Hilton Orlando Bonnet Creek	1,009	Orlando	234,000	Fee Simple	100%	—
DoubleTree Hotel Seattle Airport	850	Seattle	41,000	Leasehold	100%	—
Hilton Orlando Lake Buena Vista	814	Orlando	87,000	Leasehold	100%	—
Hilton Waikoloa Village	653	Hawaii	241,000	Fee Simple	100%	—
Caribe Hilton	652	Puerto Rico	65,000	Fee Simple	100%	—
DoubleTree Hotel Washington DC – Crystal City	627	Washington, D.C.	36,000	Fee Simple	100%	—
Hilton Denver City Center	613	Denver	50,000	Fee Simple	100%	$51
Hilton Boston Logan Airport	604	Boston	30,000	Leasehold	100%	—
The Wade(1)	520	Chicago	21,000	Fee Simple	100%	—
DoubleTree Hotel San Jose	505	Other U.S.	48,000	Fee Simple	100%	—
Hyatt Regency Boston	502	Boston	30,000	Fee Simple	100%	$122
Waldorf Astoria Orlando	502	Orlando	121,000	Fee Simple	100%	—
Hilton Salt Lake City Center	500	Other U.S.	24,000	Leasehold	100%	—
DoubleTree Hotel Ontario Airport	482	Southern California	27,000	Fee Simple	67%	$30
Hilton McLean Tysons Corner	458	Washington, D.C.	28,000	Fee Simple	100%	—
Hyatt Regency Mission Bay Spa and Marina	438	Southern California	24,000	Leasehold	100%	—
Boston Marriott Newton	430	Boston	35,000	Fee Simple	100%	—
The Midland Hotel, a Tribute Portfolio Hotel(2)	403	Chicago	13,000	Fee Simple	100%	—
Hilton Seattle Airport & Conference Center	396	Seattle	40,000	Leasehold	100%	—
Royal Palm South Beach Miami, a Tribute Portfolio Resort	393	Miami	11,000	Fee Simple	100%	—
Hilton Santa Barbara Beachfront Resort	360	Southern California	62,000	Fee Simple	50%	$154
JW Marriott San Francisco Union Square	344	San Francisco	12,000	Leasehold	100%	—
Hilton Short Hills	314	Other U.S.	22,000	Fee Simple	100%	—
Casa Marina Key West, Curio Collection	311	Key West	53,000	Fee Simple	100%	—
_____________________________________
(1)In February 2025, the W Chicago – Lakeshore was converted to The Wade.
(2)In January 2025, the W Chicago – City Center was converted to The Midland Hotel, a Tribute Portfolio Hotel.

20
HILTON WAIKOLOA VILLAGE
PORTFOLIO AND OPERATING METRICS
HOTEL PORTFOLIO AS OF OCTOBER 30, 2025 (CONTINUED)

Hotel Name	Total Rooms	Market	Meeting Space (square feet)	Ownership	Equity Ownership	Debt(1) (in millions)
Comparable Portfolio (continued)

DoubleTree Hotel San Diego – Mission Valley	300	Southern California	35,000	Leasehold	100%	—
Embassy Suites Austin Downtown South Congress	262	Other U.S.	2,000	Leasehold	100%	—
DoubleTree Hotel Sonoma Wine Country	245	Other U.S.	43,000	Leasehold	100%	—
Juniper Hotel Cupertino, Curio Collection	224	Other U.S.	5,000	Fee Simple	100%	—
Hilton Checkers Los Angeles	193	Southern California	3,000	Fee Simple	100%	—
DoubleTree Hotel Durango	159	Other U.S.	7,000	Leasehold	100%	—
The Reach Key West, Curio Collection	150	Key West	18,000	Fee Simple	100%	—
Total Comparable Portfolio (35 Hotels)	22,129		2,161,000			$1,632

Unconsolidated Joint Venture Portfolio

Hilton Orlando	1,424	Orlando	236,000	Fee Simple	20%	$105
Capital Hilton	559	Washington, D.C.	30,000	Fee Simple	25%	$27
Embassy Suites Alexandria Old Town	288	Washington, D.C.	11,000	Fee Simple	50%	$25
Total Unconsolidated Joint Venture Portfolio (3 Hotels)	2,271		277,000			$157

Grand Total (38 Hotels)	24,400		2,438,000			$1,789
_____________________________________
(1)Debt related to unconsolidated joint ventures is presented on a pro-rata basis.

21
HILTON WAIKOLOA VILLAGE
PORTFOLIO AND OPERATING METRICS
COMPARABLE HOTELS BY MARKET: Q3 2025 VS Q3 2024

(unaudited)			Comparable ADR			Comparable Occupancy			Comparable RevPAR			Comparable Total RevPAR
	Hotels	Rooms	3Q25	3Q24	Change(1)	3Q25	3Q24	Change	3Q25	3Q24	Change(1)	3Q25	3Q24	Change(1)
Hawaii	2	3,525	$295.48	$312.86	(5.6)%	81.4%	87.0%	(5.6)% pts	$240.57	$272.29	(11.6)%	$408.36	$449.95	(9.2)%
Orlando	3	2,325	207.43	201.39	3.0	64.4	65.1	(0.7)	133.67	131.18	1.9	301.21	289.13	4.2
New York	1	1,878	320.25	304.42	5.2	89.9	91.0	(1.1)	287.95	277.19	3.9	465.10	419.61	10.8
New Orleans	1	1,622	168.64	173.42	(2.8)	56.0	64.2	(8.2)	94.46	111.44	(15.2)	187.00	214.56	(12.8)
Boston	3	1,536	266.30	281.13	(5.3)	88.0	87.5	0.5	234.46	246.23	(4.8)	284.47	299.59	(5.0)
Southern California	5	1,773	235.96	250.89	(5.9)	80.6	85.0	(4.4)	190.13	213.29	(10.9)	291.79	318.08	(8.3)
Key West	2	461	341.44	362.17	(5.7)	69.7	65.3	4.4	238.06	236.53	0.6	401.05	384.78	4.2
Chicago	3	2,467	229.31	237.93	(3.6)	78.1	77.1	1.0	179.10	183.56	(2.4)	261.51	278.83	(6.2)
Puerto Rico	1	652	241.04	264.86	(9.0)	84.0	68.5	15.5	202.55	181.39	11.7	315.39	295.95	6.6
Washington, D.C.	2	1,085	181.83	181.93	(0.1)	63.0	75.0	(12.0)	114.64	136.56	(16.1)	170.80	193.12	(11.6)
Denver	1	613	184.67	204.78	(9.8)	77.9	74.4	3.5	143.84	152.25	(5.5)	202.55	227.29	(10.9)
Miami(2)	1	393	—	185.86	(100.0)	—	72.9	(72.9)	—	135.57	(100.0)	—	191.88	(100.0)
Seattle	2	1,246	181.15	182.67	(0.8)	88.7	86.0	2.7	160.69	157.16	2.2	205.76	198.72	3.5
San Francisco	1	344	294.09	271.12	8.5	72.1	68.9	3.2	211.96	186.79	13.5	270.09	242.91	11.2
Other	7	2,209	193.44	191.67	0.9	66.6	72.2	(5.6)	128.77	138.40	(7.0)	176.58	188.14	(6.1)
All Markets	35	22,129	$242.25	$246.38	(1.7)%	74.7%	78.2%	(3.5)% pts	$180.93	$192.59	(6.1)%	$287.20	$300.29	(4.4)%
_____________________________________
(1)Calculated based on unrounded numbers.
(2)In mid-May 2025, operations at the Royal Palm were suspended for a comprehensive renovation.

22
HILTON WAIKOLOA VILLAGE
PORTFOLIO AND OPERATING METRICS
COMPARABLE HOTELS BY MARKET: Q3 2025 VS Q3 2024 (CONTINUED)

(unaudited, dollars in millions)			Comparable Hotel Adjusted EBITDA			Comparable Hotel Revenue			Comparable Hotel Adjusted EBITDA Margin
	Hotels	Rooms	3Q25	3Q24	Change(1)	3Q25	3Q24	Change(1)	3Q25	3Q24	Change
Hawaii	2	3,525	$45	$56	(20.4)%	$132	$145	(8.8)%	33.8%	38.7%	(490)	bps
Orlando	3	2,325	15	14	7.7	64	62	4.2	22.1	21.4	70
New York	1	1,878	16	13	19.0	80	72	10.8	19.5	18.2	130
New Orleans	1	1,622	7	9	(26.5)	28	32	(12.8)	23.3	27.7	(440)
Boston	3	1,536	13	15	(10.7)	40	42	(5.0)	33.3	35.4	(210)
Southern California	5	1,773	14	18	(20.4)	48	52	(8.3)	30.3	34.9	(460)
Key West	2	461	3	3	4.8	17	16	4.2	21.6	21.5	10
Chicago	3	2,467	12	16	(22.7)	59	63	(6.2)	20.3	24.6	(430)
Puerto Rico	1	652	4	3	13.9	19	18	6.6	19.2	18.0	120
Washington, D.C.	2	1,085	2	4	(44.4)	17	19	(11.6)	13.3	21.2	(790)
Denver	1	613	4	5	(16.1)	11	13	(10.9)	35.4	37.6	(220)
Miami(2)	1	393	(2)	1	(244.4)	—	7	(100.0)	—	15.5	(1,550)
Seattle	2	1,246	3	4	(22.6)	24	23	3.5	14.7	19.7	(500)
San Francisco	1	344	—	—	96.3	9	8	11.2	(0.2)	(5.4)	520
Other	7	2,209	5	6	(35.5)	37	39	(6.1)	11.5	16.7	(520)
All Markets	35	22,129	$141	$167	(15.9)%	$585	$611	(4.3)%	24.1%	27.4%	(330)	bps
_____________________________________
(1)Calculated based on unrounded numbers.
(2)In mid-May 2025, operations at the Royal Palm were suspended for a comprehensive renovation.

23
HILTON WAIKOLOA VILLAGE
PORTFOLIO AND OPERATING METRICS
COMPARABLE HOTELS BY MARKET: YTD Q3 2025 VS YTD Q3 2024

(unaudited)			Comparable ADR			Comparable Occupancy			Comparable RevPAR			Comparable Total RevPAR
	Hotels	Rooms	2025	2024	Change(1)	2025	2024	Change	2025	2024	Change(1)	2025	2024	Change(1)
Hawaii	2	3,525	$298.78	$309.45	(3.4)%	79.5%	88.1%	(8.6)% pts	$237.44	$272.45	(12.9)%	$413.34	$460.21	(10.2)%
Orlando	3	2,325	252.68	243.32	3.8	73.0	69.2	3.8	184.52	168.41	9.6	409.65	373.27	9.7
New York	1	1,878	311.06	293.33	6.0	84.1	84.8	(0.7)	261.66	248.86	5.1	411.04	394.35	4.2
New Orleans	1	1,622	216.69	207.59	4.4	64.9	68.6	(3.7)	140.55	142.30	(1.2)	258.63	256.03	1.0
Boston	3	1,536	248.90	253.61	(1.9)	83.2	82.6	0.6	206.97	209.46	(1.2)	262.33	269.14	(2.5)
Southern California	5	1,773	219.91	226.08	(2.7)	78.4	80.5	(2.1)	172.42	181.99	(5.3)	275.41	284.33	(3.1)
Key West	2	461	521.77	542.07	(3.7)	81.4	75.4	6.0	424.76	409.00	3.9	665.90	621.24	7.2
Chicago	3	2,467	219.42	225.56	(2.7)	63.1	63.3	(0.2)	138.48	142.70	(3.0)	214.95	221.04	(2.8)
Puerto Rico	1	652	286.73	303.20	(5.4)	89.6	75.7	13.9	256.87	229.40	12.0	389.41	350.36	11.1
Washington, D.C.	2	1,085	198.62	192.97	2.9	69.7	74.5	(4.8)	138.50	143.90	(3.7)	198.58	209.07	(5.0)
Denver	1	613	181.42	194.39	(6.7)	71.9	69.1	2.8	130.46	134.34	(2.9)	195.22	202.43	(3.6)
Miami(2)	1	393	342.29	267.10	28.2	38.7	81.1	(42.4)	132.54	216.65	(38.8)	170.23	285.94	(40.5)
Seattle	2	1,246	163.02	162.96	—	77.8	77.6	0.2	126.78	126.37	0.3	170.46	170.13	0.2
San Francisco	1	344	349.48	321.07	8.8	69.8	68.5	1.3	244.04	220.07	10.9	320.17	292.33	9.5
Other	7	2,209	193.67	193.07	0.3	64.2	68.9	(4.7)	124.26	132.89	(6.5)	175.40	183.16	(4.2)
All Markets	35	22,129	$252.45	$252.19	0.1%	73.6%	75.8%	(2.2)% pts	$185.85	$191.31	(2.9)%	$302.56	$307.35	(1.6)%
____________________________________
(1)Calculated based on unrounded numbers.
(2)In mid-May 2025, operations at the Royal Palm were suspended for a comprehensive renovation.

24
HILTON WAIKOLOA VILLAGE
PORTFOLIO AND OPERATING METRICS
COMPARABLE HOTELS BY MARKET: YTD Q3 2025 VS YTD Q3 2024 (CONTINUED)

(unaudited, dollars in millions)			Comparable Hotel Adjusted EBITDA			Comparable Hotel Revenue			Comparable Hotel Adjusted EBITDA Margin
	Hotels	Rooms	2025	2024	Change(1)	2025	2024	Change(1)	2025	2024	Change
Hawaii(2)	2	3,525	$135	$176	(23.2)%	$398	$442	(10.1)%	34.0%	39.8%	(580)	bps
Orlando	3	2,325	87	75	16.1	260	238	9.3	33.5	31.5	200
New York	1	1,878	28	25	12.9	211	203	3.9	13.2	12.1	110
New Orleans	1	1,622	41	39	5.8	115	114	0.6	35.7	33.9	180
Boston(3)	3	1,536	33	41	(19.0)	110	113	(2.9)	30.0	36.0	(600)
Southern California	5	1,773	37	42	(12.3)	133	138	(3.5)	27.5	30.3	(280)
Key West	2	461	34	31	9.9	84	78	6.8	41.2	40.0	120
Chicago	3	2,467	17	21	(19.1)	145	149	(3.1)	11.6	13.9	(230)
Puerto Rico	1	652	20	17	17.1	69	63	10.7	28.3	26.8	150
Washington, D.C.	2	1,085	12	16	(25.3)	59	62	(5.4)	20.3	25.7	(540)
Denver	1	613	11	12	(9.7)	33	34	(3.9)	33.2	35.3	(210)
Miami(4)	1	393	6	11	(47.2)	18	31	(40.7)	32.9	37.0	(410)
Seattle	2	1,246	5	7	(30.0)	58	58	(0.2)	8.2	11.7	(350)
San Francisco	1	344	5	3	71.0	30	28	9.1	15.5	9.9	560
Other	7	2,209	12	17	(29.5)	105	111	(4.6)	12.0	16.2	(420)
All Markets	35	22,129	$483	$533	(9.4)%	$1,828	$1,862	(1.8)%	26.4%	28.6%	(220)	bps
_____________________________________
(1)Calculated based on unrounded numbers.
(2)During Q1 2024, Park’s Hawaii hotels benefited from a state unemployment tax refund of approximately $4 million.
(3)During Q1 2024, Park’s Boston hotels benefited from a $5 million grant received from the Massachusetts Growth Capital Corporation’s Hotel & Motel Relief Grant Program.
(4)In mid-May 2025, operations at the Royal Palm were suspended for a comprehensive renovation.

25
HILTON WAIKOLOA VILLAGE
PORTFOLIO AND OPERATING METRICS
CORE HOTELS: Q3 2025 VS Q3 2024

	(unaudited)	ADR			Occupancy			RevPAR			Total RevPAR
		3Q25	3Q24	Change(1)	3Q25	3Q24	Change	3Q25	3Q24	Change(1)	3Q25	3Q24	Change(1)
	Core Hotels
1	Hilton Hawaiian Village Waikiki Beach Resort	$292.83	$313.56	(6.6)%	87.2%	89.8%	(2.6)% pts	$255.27	$281.46	(9.3)%	$406.17	$437.63	(7.2)%
2	Hilton Waikoloa Village	313.63	309.16	1.4	56.1	75.0	(18.9)	175.89	231.76	(24.1)	417.97	504.39	(17.1)
3	Signia by Hilton Orlando Bonnet Creek	197.75	191.36	3.3	66.5	68.1	(1.6)	131.56	130.32	1.0	350.90	325.94	7.7
4	Waldorf Astoria Orlando	319.64	305.04	4.8	64.2	64.2	—	205.14	195.74	4.8	414.68	400.42	3.6
5	New York Hilton Midtown	320.25	304.42	5.2	89.9	91.0	(1.1)	287.95	277.19	3.9	465.10	419.61	10.8
6	Hilton New Orleans Riverside	168.64	173.42	(2.8)	56.0	64.2	(8.2)	94.46	111.44	(15.2)	187.00	214.56	(12.8)
7	Caribe Hilton	241.04	264.86	(9.0)	84.0	68.5	15.5	202.55	181.39	11.7	315.39	295.95	6.6
8	Hilton Boston Logan Airport	287.01	298.36	(3.8)	93.9	92.6	1.3	269.57	276.39	(2.5)	320.54	327.49	(2.1)
9	Hyatt Regency Boston	289.58	304.37	(4.9)	92.9	93.4	(0.5)	269.04	284.33	(5.4)	321.68	341.49	(5.8)
10	Hilton Santa Barbara Beachfront Resort	380.64	404.88	(6.0)	76.8	82.5	(5.7)	292.49	334.00	(12.4)	437.08	496.97	(12.1)
11	Hyatt Regency Mission Bay Spa and Marina	259.70	288.98	(10.1)	84.4	86.8	(2.4)	219.09	250.78	(12.6)	382.79	408.64	(6.3)
12	Casa Marina Key West, Curio Collection	354.09	374.06	(5.3)	71.2	66.7	4.5	252.29	249.52	1.1	425.90	399.92	6.5
13	The Reach Key West, Curio Collection	313.37	335.83	(6.7)	66.6	62.5	4.1	208.57	209.60	(0.5)	349.54	353.41	(1.1)
14	Hilton Chicago	229.33	221.52	3.5	78.6	80.7	(2.1)	180.33	178.78	0.9	289.48	302.42	(4.3)
15	Hilton Denver City Center	184.67	204.78	(9.8)	77.9	74.4	3.5	143.84	152.25	(5.5)	202.55	227.29	(10.9)
16	Royal Palm South Beach Miami(2)	—	185.86	(100.0)	—	72.9	(72.9)	—	135.57	(100.0)	—	191.88	(100.0)
17	DoubleTree Hotel Washington DC – Crystal City	162.17	167.88	(3.4)	63.3	76.5	(13.2)	102.61	128.39	(20.1)	137.67	168.82	(18.5)
18	Hilton McLean Tysons Corner	208.98	202.03	3.4	62.7	73.1	(10.4)	131.11	147.75	(11.3)	216.17	226.40	(4.5)
19	JW Marriott San Francisco Union Square	294.09	271.12	8.5	72.1	68.9	3.2	211.96	186.79	13.5	270.09	242.91	11.2
20	Juniper Hotel Cupertino, Curio Collection	186.47	186.82	(0.2)	75.7	75.1	0.6	141.16	140.28	0.6	162.19	154.96	4.7
	Total Core Hotels (20 Hotels)	263.85	266.09	(0.8)	74.9	79.3	(4.4)	197.65	210.93	(6.3)	325.89	340.00	(4.1)

	All Other Hotels (15 Hotels)	188.28	195.24	(3.6)	74.1	75.4	(1.3)	139.59	147.30	(5.2)	191.52	202.22	(5.3)
	Total Comparable Hotels (35 Hotels)	$242.25	$246.38	(1.7)%	74.7%	78.2%	(3.5)% pts	$180.93	$192.59	(6.1)%	$287.20	$300.29	(4.4)%
_____________________________________
(1)Calculated based on unrounded numbers.
(2)In mid-May 2025, operations at the Royal Palm were suspended for a comprehensive renovation.

26
HILTON WAIKOLOA VILLAGE
PORTFOLIO AND OPERATING METRICS
CORE HOTELS: Q3 2025 VS Q3 2024 (CONTINUED)

	(unaudited, dollars in millions)	Hotel Adjusted EBITDA			Hotel Revenue			Hotel Adjusted EBITDA Margin
		3Q25	3Q24	Change(1)	3Q25	3Q24	Change(1)	3Q25	3Q24	Change
	Core Hotels
1	Hilton Hawaiian Village Waikiki Beach Resort	$40	$47	(16.6)%	$107	$115	(6.8)%	36.7%	41.0%	(430)	bps
2	Hilton Waikoloa Village	5	9	(40.5)	25	30	(16.4)	21.2	29.8	(860)
3	Signia by Hilton Orlando Bonnet Creek	9	8	19.7	33	30	7.7	28.3	25.5	280
4	Waldorf Astoria Orlando	4	4	(2.9)	19	18	3.6	18.3	19.5	(120)
5	New York Hilton Midtown	16	13	19.0	80	72	10.8	19.5	18.2	130
6	Hilton New Orleans Riverside	7	9	(26.5)	28	32	(12.8)	23.3	27.7	(440)
7	Caribe Hilton	4	3	13.9	19	18	6.6	19.2	18.0	120
8	Hilton Boston Logan Airport	5	6	(9.2)	18	18	(2.1)	30.7	33.1	(240)
9	Hyatt Regency Boston	6	7	(16.3)	15	16	(5.8)	37.3	42.0	(470)
10	Hilton Santa Barbara Beachfront Resort	7	9	(20.6)	14	16	(12.1)	49.4	54.7	(530)
11	Hyatt Regency Mission Bay Spa and Marina	4	5	(13.6)	15	16	(6.3)	26.8	29.0	(220)
12	Casa Marina Key West, Curio Collection	3	3	12.1	12	11	6.5	24.3	23.1	120
13	The Reach Key West, Curio Collection	—	—	(17.7)	5	5	(1.1)	14.6	17.5	(290)
14	Hilton Chicago	10	11	(13.2)	41	44	(4.3)	24.0	26.5	(250)
15	Hilton Denver City Center	4	5	(16.1)	11	13	(10.9)	35.4	37.6	(220)
16	Royal Palm South Beach Miami(2)	(2)	1	(244.4)	—	7	(100.0)	—	15.5	(1,550)
17	DoubleTree Hotel Washington DC – Crystal City	1	2	(60.8)	8	10	(18.5)	10.8	22.5	(1,170)
18	Hilton McLean Tysons Corner	1	2	(25.3)	9	10	(4.5)	15.4	19.7	(430)
19	JW Marriott San Francisco Union Square	—	—	96.3	9	8	11.2	(0.2)	(5.4)	520
20	Juniper Hotel Cupertino, Curio Collection	1	1	(2.9)	4	4	4.7	17.3	18.7	(140)
	Total Core Hotels (20 Hotels)	125	145	(13.7)	472	493	(4.0)	26.3	29.3	(300)

	All Other Hotels (15 Hotels)	16	22	(29.6)	113	118	(5.3)	14.4	19.4	(500)
	Total Comparable Hotels (35 Hotels)	$141	$167	(15.9)%	$585	$611	(4.3)%	24.1%	27.4%	(330)	bps
_____________________________________
(1)Calculated based on unrounded numbers.
(2)In mid-May 2025, operations at the Royal Palm were suspended for a comprehensive renovation.

27
HILTON WAIKOLOA VILLAGE
PORTFOLIO AND OPERATING METRICS
CORE HOTELS: YTD Q3 2025 VS YTD Q3 2024

	(unaudited)	ADR			Occupancy			RevPAR			Total RevPAR
		2025	2024	Change(1)	2025	2024	Change	2025	2024	Change(1)	2025	2024	Change(1)
	Core Hotels
1	Hilton Hawaiian Village Waikiki Beach Resort	$294.75	$306.83	(3.9)%	81.3%	90.3%	(9.0)% pts	$239.70	$277.09	(13.5)%	$388.91	$440.52	(11.7)%
2	Hilton Waikoloa Village	319.01	322.86	(1.2)	71.3	78.0	(6.7)	227.50	251.95	(9.7)	520.77	547.24	(4.8)
3	Signia by Hilton Orlando Bonnet Creek	239.86	232.76	3.1	72.8	73.2	(0.4)	174.72	170.47	2.5	474.15	439.50	7.9
4	Waldorf Astoria Orlando	396.84	374.96	5.8	70.9	61.8	9.1	281.32	231.72	21.4	535.93	451.20	18.8
5	New York Hilton Midtown	311.06	293.33	6.0	84.1	84.8	(0.7)	261.66	248.86	5.1	411.04	394.35	4.2
6	Hilton New Orleans Riverside	216.69	207.59	4.4	64.9	68.6	(3.7)	140.55	142.30	(1.2)	258.63	256.03	1.0
7	Caribe Hilton	286.73	303.20	(5.4)	89.6	75.7	13.9	256.87	229.40	12.0	389.41	350.36	11.1
8	Hilton Boston Logan Airport	257.93	260.63	(1.0)	92.5	92.8	(0.3)	238.60	241.99	(1.4)	292.70	298.11	(1.8)
9	Hyatt Regency Boston	276.39	276.91	(0.2)	84.7	85.1	(0.4)	234.01	235.51	(0.6)	287.04	296.34	(3.1)
10	Hilton Santa Barbara Beachfront Resort	329.72	338.62	(2.6)	70.3	74.2	(3.9)	231.95	251.52	(7.8)	374.65	389.93	(3.9)
11	Hyatt Regency Mission Bay Spa and Marina	242.43	254.76	(4.8)	80.4	80.4	—	194.94	204.97	(4.9)	346.88	357.58	(3.0)
12	Casa Marina Key West, Curio Collection	542.12	553.85	(2.1)	81.6	74.8	6.8	442.20	414.27	6.7	697.52	633.94	10.0
13	The Reach Key West, Curio Collection	479.31	518.29	(7.5)	81.1	76.8	4.3	388.60	398.08	(2.4)	600.33	594.93	0.9
14	Hilton Chicago	213.30	211.84	0.7	66.2	65.6	0.6	141.26	138.92	1.7	244.84	243.05	0.7
15	Hilton Denver City Center	181.42	194.39	(6.7)	71.9	69.1	2.8	130.46	134.34	(2.9)	195.22	202.43	(3.6)
16	Royal Palm South Beach Miami(2)	342.29	267.10	28.2	38.7	81.1	(42.4)	132.54	216.65	(38.8)	170.23	285.94	(40.5)
17	DoubleTree Hotel Washington DC – Crystal City	189.04	185.34	2.0	71.4	77.1	(5.7)	135.05	142.88	(5.5)	181.53	193.89	(6.4)
18	Hilton McLean Tysons Corner	212.53	204.29	4.0	67.4	71.1	(3.7)	143.23	145.29	(1.4)	221.91	229.86	(3.5)
19	JW Marriott San Francisco Union Square	349.48	321.07	8.8	69.8	68.5	1.3	244.04	220.07	10.9	320.17	292.33	9.5
20	Juniper Hotel Cupertino, Curio Collection	204.39	199.36	2.5	69.3	73.4	(4.1)	141.70	146.33	(3.2)	159.04	164.56	(3.4)
	Total Core Hotels (20 Hotels)	277.34	275.11	0.8	75.1	77.8	(2.7)	208.41	214.22	(2.7)	348.46	353.06	(1.3)

	All Other Hotels (15 Hotels)	186.24	190.03	(2.0)	69.8	70.9	(1.1)	130.06	134.74	(3.5)	189.08	194.47	(2.8)
	Total Comparable Hotels (35 Hotels)	$252.45	$252.19	0.1%	73..6%	75.8%	(2.2)% pts	$185.85	$191.31	(2.9)%	$302.56	$307.35	(1.6)%
_______________________________________________________________
(1)Calculated based on unrounded numbers.
(2)In mid-May 2025, operations at the Royal Palm were suspended for a comprehensive renovation.

28
HILTON WAIKOLOA VILLAGE
PORTFOLIO AND OPERATING METRICS
CORE HOTELS: YTD Q3 2025 VS YTD Q3 2024 (CONTINUED)

	(unaudited, dollars in millions)	Hotel Adjusted EBITDA			Hotel Revenue			Hotel Adjusted EBITDA Margin
		2025	2024	Change(1)	2025	2024	Change(1)	2025	2024	Change
	Core Hotels
1	Hilton Hawaiian Village Waikiki Beach Resort(2)	$108	$143	(24.8)%	$305	$345	(11.7)%	35.4%	41.6%	(620)	bps
2	Hilton Waikoloa Village(2)	27	33	(16.3)	93	97	(4.3)	29.4	33.6	(420)
3	Signia by Hilton Orlando Bonnet Creek	48	43	13.7	131	122	7.5	37.8	35.7	210
4	Waldorf Astoria Orlando	22	16	34.0	73	62	18.3	29.7	26.2	350
5	New York Hilton Midtown	28	25	12.9	211	203	3.9	13.2	12.1	110
6	Hilton New Orleans Riverside	41	39	5.8	115	114	0.6	35.7	33.9	180
7	Caribe Hilton	20	17	17.1	69	63	10.7	28.3	26.8	150
8	Hilton Boston Logan Airport(3)	14	16	(15.4)	48	49	(2.2)	28.0	32.4	(440)
9	Hyatt Regency Boston(3)	14	17	(20.8)	39	41	(3.5)	34.5	42.0	(750)
10	Hilton Santa Barbara Beachfront Resort	16	18	(9.2)	37	38	(4.3)	43.4	45.8	(240)
11	Hyatt Regency Mission Bay Spa and Marina	10	11	(11.0)	41	43	(3.3)	23.2	25.2	(200)
12	Casa Marina Key West, Curio Collection	25	22	13.3	59	54	9.6	42.5	41.1	140
13	The Reach Key West, Curio Collection	9	9	1.6	25	24	0.5	38.0	37.6	40
14	Hilton Chicago	17	16	4.2	103	103	0.4	16.6	16.0	60
15	Hilton Denver City Center	11	12	(9.7)	33	34	(3.9)	33.2	35.3	(210)
16	Royal Palm South Beach Miami(4)	6	11	(47.2)	18	31	(40.7)	32.9	37.0	(410)
17	DoubleTree Hotel Washington DC – Crystal City	7	10	(25.9)	31	33	(6.7)	23.3	29.3	(600)
18	Hilton McLean Tysons Corner	5	6	(24.3)	28	28	(3.8)	17.0	21.6	(460)
19	JW Marriott San Francisco Union Square	5	3	71.0	30	28	9.1	15.5	9.9	560
20	Juniper Hotel Cupertino, Curio Collection	2	3	(25.3)	10	10	(3.7)	19.2	24.8	(560)
	Total Core Hotels (20 Hotels)	435	470	(7.5)	1,499	1,522	(1.6)	29.0	30.9	(190)

	All Other Hotels (15 Hotels)	48	63	(23.4)	329	340	(3.1)	14.6	18.5	(390)
	Total Comparable Hotels (35 Hotels)	$483	$533	(9.4)%	$1,828	$1,862	(1.8)%	26.4%	28.6%	(220)	bps
____________________________________________________
(1)Calculated based on unrounded numbers.
(2)During Q1 2024, Park’s Hawaii hotels benefited from a state unemployment tax refund of approximately $4 million.
(3)During Q1 2024, Park’s Boston hotels benefited from a $5 million grant received from the Massachusetts Growth Capital Corporation’s Hotel & Motel Relief Grant Program.
(4)In mid-May 2025, operations at the Royal Palm were suspended for a comprehensive renovation.

29
HILTON DENVER CITY CENTER
PROPERTIES
ACQUIRED AND
SOLD

30
HILTON DENVER CITY CENTER
PROPERTIES ACQUIRED AND SOLD

TOTAL ACQUISITIONS
Year	Number of Hotels	Room Count	Total Consideration
			(in millions)

2019	18	5,981	$2,500.0

	18	5,981	$2,500.0

TOTAL SALES
Year	Number of Hotels	Room Count	Gross Proceeds(1)
			(in millions)

2018	13	3,193	$519.0
2019	8	2,597	496.9
2020	2	700	207.9
2021	5	1,042	476.6
2022	7	2,207	316.9
2023	1	508	118.3
2024	2	769	76.3
2025	1	316	80.0

	39(2)	11,332	$2,291.9

2025 SALES
Hotel	Location	Month Sold	Room Count	Gross Proceeds
				(in millions)

Hyatt Centric Fisherman’s Wharf	San Francisco, California	May 2025	316	$80.0
			316	$80.0
____________________________________
(1)Gross proceeds from the sale of joint ventures represent Park’s pro-rata share.
(2)To date, Park has sold its interest in 39 hotels. In addition, six other properties were subject to ground leases that either expired or were terminated by Park or the landlord, and consequently turned over to the landlord. Further, the two Hilton San Francisco Hotels were placed into receivership in October 2023.

31
SIGNIA BY HILTON ORLANDO BONNET CREEK
COMPARABLE
SUPPLEMENTARY
FINANCIAL
INFORMATION

32
SIGNIA BY HILTON ORLANDO BONNET CREEK
COMPARABLE SUPPLEMENTARY FINANCIAL INFORMATION
HISTORICAL COMPARABLE TTM HOTEL METRICS

	Three Months Ended				TTM
(unaudited, dollars in millions)	December 31,	March 31,	June 30,	September 30,	September 30,
	2024	2025	2025	2025	2025
Comparable RevPAR	$181.10	$179.66	$196.94	$180.93	$184.65
Comparable Occupancy	70.2%	69.4%	76.7%	74.7%	72.7%
Comparable ADR	$258.10	$258.84	$256.78	$242.25	$253.82

Total Revenues	$625	$630	$672	$610	$2,537
Operating income	$83	$7	$65	$59	$214
Operating income margin(1)	13.3%	1.1%	9.6%	9.7%	8.4%

Comparable Hotel Revenues	$593	$601	$642	$585	$2,421
Comparable Hotel Adjusted EBITDA	$147	$152	$190	$141	$630
Comparable Hotel Adjusted EBITDA margin(1)	24.9%	25.2%	29.6%	24.1%	26.0%

	Three Months Ended				Full-Year
	March 31,	June 30,	September 30,	December 31,	December 31,
	2024	2024	2024	2024	2024
Comparable RevPAR	$181.13	$200.20	$192.59	$181.10	$188.75
Comparable Occupancy	71.8%	77.6%	78.2%	70.2%	74.4%
Comparable ADR	$252.39	$257.91	$246.38	$258.10	$253.59

Total Revenues	$639	$686	$649	$625	$2,599
Operating income	$92	$121	$95	$83	$391
Operating income margin(1)	14.5%	17.5%	14.6%	13.3%	15.0%

Comparable Hotel Revenues	$604	$647	$611	$593	$2,455
Comparable Hotel Adjusted EBITDA	$169	$197	$167	$147	$680
Comparable Hotel Adjusted EBITDA margin(1)	28.0%	30.4%	27.4%	24.9%	27.7%
_____________________________________
(1)Percentages are calculated based on unrounded numbers.

33
SIGNIA BY HILTON ORLANDO BONNET CREEK
COMPARABLE SUPPLEMENTARY FINANCIAL INFORMATION
HISTORICAL COMPARABLE HOTEL ADJUSTED EBITDA – TTM 2025

	Three Months Ended				TTM
(unaudited, in millions)	December 31,	March 31,	June 30,	September 30,	September 30,
	2024	2025	2025	2025	2025
Net income (loss)	$73	$(57)	$(2)	$(14)	$—
Depreciation and amortization expense	65	69	122	78	334
Interest income	(5)	(3)	(2)	(3)	(13)
Interest expense	53	52	53	53	211
Interest expense associated with hotels in receivership(1)	16	16	16	16	64
Income tax (benefit) expense	(52)	1	1	6	(44)
Interest expense, income tax and depreciation and amortization included in equity in earnings from investments in affiliates	1	2	2	2	7
EBITDA	151	80	190	138	559
Gain on sales of assets, net	(8)	—	(1)	—	(9)
Gain on derecognition of assets(1)	(16)	(16)	(16)	(16)	(64)
Share-based compensation expense	5	4	5	5	19
Impairment and casualty loss	1	70	—	—	71
Other items	5	6	5	3	19
Adjusted EBITDA	138	144	183	130	595
Less: Adjusted EBITDA from hotels disposed of	—	1	(1)	—	—
Comparable Adjusted EBITDA	138	145	182	130	595
Less: Adjusted EBITDA from investments in affiliates	(4)	(8)	(5)	(3)	(20)
Add: All other(2)	13	15	13	14	55
Comparable Hotel Adjusted EBITDA	$147	$152	$190	$141	$630
_____________________________________
(1)Represents accrued interest expense associated with the default of the SF Mortgage Loan, which was offset by a gain on derecognition for the corresponding increase of the contract asset on the condensed consolidated balance sheets. Park expects the court-appointed receiver to sell the Hilton San Francisco Hotels by November 21, 2025 and the SF Mortgage Loan to be assumed by the buyer at that time.
(2)Includes other revenues and other expenses, non-income taxes on TRS leases included in other property expenses and corporate general and administrative expenses in the condensed consolidated statements of operations.

34
SIGNIA BY HILTON ORLANDO BONNET CREEK
COMPARABLE SUPPLEMENTARY FINANCIAL INFORMATION
HISTORICAL COMPARABLE HOTEL ADJUSTED EBITDA – FULL-YEAR 2024

	Three Months Ended				Full-Year
(unaudited, in millions)	March 31,	June 30,	September 30,	December 31,	December 31,
	2024	2024	2024	2024	2024
Net income	$29	$67	$57	$73	$226
Depreciation and amortization expense	65	64	63	65	257
Interest income	(5)	(5)	(6)	(5)	(21)
Interest expense	53	54	54	53	214
Interest expense associated with hotels in receivership(1)	14	15	15	16	60
Income tax expense (benefit)	1	(12)	2	(52)	(61)
Interest expense, income tax and depreciation and amortization included in equity in earnings from investments in affiliates	3	2	4	1	10
EBITDA	160	185	189	151	685
Gain on sales of assets, net	—	—	—	(8)	(8)
Gain on derecognition of assets(1)	(14)	(15)	(15)	(16)	(60)
Gain on sale of investments in affiliates(2)	—	—	(19)	—	(19)
Share-based compensation expense	4	5	5	5	19
Impairment and casualty loss	6	7	—	1	14
Other items	6	11	(1)	5	21
Adjusted EBITDA	162	193	159	138	652
Less: Adjusted EBITDA from hotels disposed of	—	(2)	(1)	—	(3)
Less: Adjusted EBITDA from investments in affiliates disposed of	(1)	(1)	—	—	(2)
Comparable Adjusted EBITDA	161	190	158	138	647
Less: Adjusted EBITDA from investments in affiliates	(7)	(7)	(3)	(4)	(21)
Add: All other(3)	15	14	12	13	54
Comparable Hotel Adjusted EBITDA	$169	$197	$167	$147	$680
_____________________________________
(1)For the year ended December 31, 2024, represents accrued interest expense associated with the default of the SF Mortgage Loan, which was offset by a gain on derecognition for the corresponding increase of the contract asset on the condensed consolidated balance sheets. Park expects the court-appointed receiver to sell the Hilton San Francisco Hotels by November 21, 2025 and the SF
Mortgage Loan to be assumed by the buyer at that time.
(2)For the year ended December 31, 2024, includes a gain of $19 million on the sale of the Hilton La Jolla Torrey Pines included in equity in earnings from investments in affiliates in the condensed consolidated statements of operations.
(3)Includes other revenues and other expenses, non-income taxes on TRS leases included in other property expenses and corporate general and administrative expenses in the condensed consolidated statements of operations.

35
SIGNIA BY HILTON ORLANDO BONNET CREEK
COMPARABLE SUPPLEMENTARY FINANCIAL INFORMATION
HISTORICAL COMPARABLE TTM HOTEL REVENUES – 2025 AND 2024

	Three Months Ended				TTM
(unaudited, in millions)	December 31, 2024	March 31, 2025	June 30, 2025	September 30, 2025	September 30, 2025
Total Revenues	$625	$630	$672	$610	$2,537
Less: Other revenue	(22)	(22)	(23)	(23)	(90)
Less: Revenues from hotels disposed of	(10)	(7)	(7)	(2)	(26)
Comparable Hotel Revenues	$593	$601	$642	$585	$2,421

	Three Months Ended				Full-Year
	March 31, 2024	June 30, 2024	September 30, 2024	December 31, 2024	December 31, 2024
Total Revenues	$639	$686	$649	$625	$2,599
Less: Other revenue	(21)	(22)	(21)	(22)	(86)
Less: Revenues from hotels disposed of	(14)	(17)	(17)	(10)	(58)
Comparable Hotel Revenues	$604	$647	$611	$593	$2,455

36
ROYAL PALM SOUTH BEACH MIAMI, A TRIBUTE PORTFOLIO
CAPITAL
STRUCTURE

37
ROYAL PALM SOUTH BEACH MIAMI, A TRIBUTE PORTFOLIO
CAPITAL STRUCTURE
FIXED AND VARIABLE RATE DEBT

(unaudited, dollars in millions)				As of September 30, 2025

Debt(1)	Collateral	Interest Rate	Maturity Date
Fixed Rate Debt
Mortgage loan	Hilton Denver City Center	4.90%	March 2026(2)	$51
Mortgage loan	Hyatt Regency Boston	4.25%	July 2026	122
Mortgage loan	Hilton Hawaiian Village Beach Resort	4.20%	November 2026	1,275
Mortgage loan	Hilton Santa Barbara Beachfront Resort	4.17%	December 2026	154
Mortgage loan	DoubleTree Hotel Ontario Airport	5.37%	May 2027	30
2028 Senior Notes	Unsecured	5.88%	October 2028	725
2029 Senior Notes	Unsecured	4.88%	May 2029	750
2030 Senior Notes	Unsecured	7.00%	February 2030	550
Finance lease obligations		7.04%	2026 to 2028	1
Total Fixed Rate Debt		5.11%(3)		3,658

Variable Rate Debt
Revolver(4)	Unsecured	SOFR + 2.00%	September 2029	—
2024 Term Loan	Unsecured	SOFR + 1.95%	May 2027	200
2025 Delayed Draw Term Loan(4)	Unsecured	SOFR + 1.95%	January 2030	—
Total Variable Rate Debt		6.09%		200

Less: unamortized deferred financing costs and discount				(19)
Total Debt(1)(5)		5.16%(3)		$3,839
_____________________________________
(1)Excludes the SF Mortgage Loan secured by the Hilton San Francisco Hotels, which is included in debt associated with hotels in receivership in Park’s condensed consolidated balance sheets. In
October 2023, the Hilton San Francisco Hotels were placed into court-ordered receivership, and thus, Park has no further economic interest in the operations of the hotels. Park expects the court-
appointed receiver to sell the Hilton San Francisco Hotels by November 21, 2025 and the SF Mortgage Loan to be assumed by the buyer at that time.
(2)The loan matures in August 2042 but became callable by the lender in August 2022 with six months notice. As of September 30, 2025, Park had not received notice from the lender.
(3)Calculated on a weighted average basis.
(4)As of October 30, 2025, Park has $1 billion of available capacity under the Revolver with no outstanding letters of credit and $800 million of its 2025 Delayed Draw Term Loan available.
(5)Excludes $157 million of Park’s share of debt of its unconsolidated joint ventures.

38
ROYAL PALM SOUTH BEACH MIAMI, A TRIBUTE PORTFOLIO
CAPITAL STRUCTURE
CREDIT FACILITY AMENDMENTS
In September 2025, Park amended and restated its credit agreement to provide additional liquidity to address $1.4 billion of mortgage loans maturing in the second half of 2026:
$1 Billion Revolver
•Upsized from $950 million to $1 billion;
•Extended its maturity from December 1, 2026 to September 17, 2029, with an option to extend by one year as either (i) a one-year extension or (ii) two six-month extensions;
•Bears interest based upon the secured overnight financing rate (“SOFR”), plus an applicable margin based on
Park’s leverage ratio; and
•Incurs an unused facility fee of between 0.20% and 0.25%, based on Park’s level of usage.
New $800 Million 2025 Delayed Draw Term Loan
•Added the $800 million 2025 Delayed Draw Term Loan maturing January 2, 2030, with an option to extend its maturity by one year;
•Available for up to three draws through September 17, 2026;
•Bears interest based upon SOFR, plus an applicable margin based on Park’s leverage ratio; and
•Incurs a 0.25% ticking fee on the undrawn portion.
The amended and restated credit agreement includes the option to increase the Revolver and increase or add new term loans by up to $1 billion in the aggregate, subject to obtaining additional lender commitments and the satisfaction of certain customary conditions.
Park expects to draw from the 2025 Delayed Draw Term Loan in 2026 to fully repay the $122 million secured mortgage loan encumbering the Hyatt Regency Boston hotel maturing in July 2026, and, together with a subsequent financing transaction planned in the first half of 2026, fully repay the $1.275 billion secured mortgage loan encumbering the Hilton
Hawaiian Village Waikiki Beach Resort maturing in November 2026.

HYATT REGENCY
HYATT REGENCY

PARK
HOTELS & RESORTS

39
HYATT REGENCY BOSTON
DEFINITIONS

40
HYATT REGENCY BOSTON
DEFINITIONS
Comparable
The Company presents certain data for its consolidated hotels on a Comparable basis as supplemental information for investors: Comparable
Hotel Revenues, Comparable RevPAR, Comparable Occupancy, Comparable ADR, Comparable Hotel Adjusted EBITDA and Comparable
Hotel Adjusted EBITDA Margin. The Company presents Comparable hotel results to help the Company and its investors evaluate the ongoing operating performance of its hotels. The Company’s Comparable metrics include results from hotels that were active and operating in Park’s portfolio since January 1st of the previous year and property acquisitions as though such acquisitions occurred on the earliest period presented. Additionally, Comparable metrics exclude results from property dispositions that have occurred through October 30, 2025 and the
Hilton San Francisco Hotels, which were placed into receivership at the end of October 2023 and are expected to be sold by the court-
appointed receiver by November 21, 2025.
EBITDA, Adjusted EBITDA, Hotel Adjusted EBITDA and Hotel Adjusted EBITDA Margin
Earnings before interest expense, taxes and depreciation and amortization (“EBITDA”), presented herein, reflects net income (loss) excluding depreciation and amortization, interest income, interest expense, income taxes and also interest income and expense, income tax and depreciation and amortization included in equity in earnings from investments in affiliates.
Adjusted EBITDA, presented herein, is calculated as EBITDA, as previously defined, further adjusted to exclude the following items that are not reflective of Park’s ongoing operating performance or incurred in the normal course of business, and thus, excluded from management’s analysis in making day-to-day operating decisions and evaluations of Park’s operating performance against other companies within its industry:
•Gains or losses on sales of assets for both consolidated and unconsolidated investments;
•Costs associated with hotel acquisitions or dispositions expensed during the period;
•Severance expense;
•Share-based compensation expense;
•Impairment losses and casualty gains or losses; and
•Other items that management believes are not representative of the Company’s current or future operating performance.
Hotel Adjusted EBITDA measures hotel-level results before debt service, depreciation and corporate expenses of the Company’s consolidated hotels, which excludes hotels owned by unconsolidated affiliates, and is a key measure of the Company’s profitability. The
Company presents Hotel Adjusted EBITDA to help the Company and its investors evaluate the ongoing operating performance of the
Company’s consolidated hotels.
Hotel Adjusted EBITDA margin is calculated as Hotel Adjusted EBITDA divided by total hotel revenue.
EBITDA, Adjusted EBITDA, Hotel Adjusted EBITDA and Hotel Adjusted EBITDA margin are not recognized terms under United States (“U.S.”)
GAAP and should not be considered as alternatives to net income (loss) or other measures of financial performance or liquidity derived in accordance with U.S. GAAP. In addition, the Company’s definitions of EBITDA, Adjusted EBITDA, Hotel Adjusted EBITDA and Hotel Adjusted
EBITDA margin may not be comparable to similarly titled measures of other companies.

41
HYATT REGENCY BOSTON
DEFINITIONS
(CONTINUED)
The Company believes that EBITDA, Adjusted EBITDA, Hotel Adjusted EBITDA and Hotel Adjusted EBITDA margin provide useful information to investors about the Company and its financial condition and results of operations for the following reasons: (i) EBITDA,
Adjusted EBITDA, Hotel Adjusted EBITDA and Hotel Adjusted EBITDA margin are among the measures used by the Company’s management team to make day-to-day operating decisions and evaluate its operating performance between periods and between REITs by removing the effect of its capital structure (primarily interest expense) and asset base (primarily depreciation and amortization) from its operating results; and (ii) EBITDA, Adjusted EBITDA, Hotel Adjusted EBITDA and Hotel Adjusted EBITDA margin are frequently used by securities analysts, investors and other interested parties as a common performance measure to compare results or estimate valuations across companies in the industry.
EBITDA, Adjusted EBITDA, Hotel Adjusted EBITDA and Hotel Adjusted EBITDA margin have limitations as analytical tools and should not be considered either in isolation or as a substitute for net income (loss) or other methods of analyzing the Company’s operating performance and results as reported under U.S. GAAP. Because of these limitations, EBITDA, Adjusted EBITDA and Hotel Adjusted EBITDA should not be considered as discretionary cash available to the Company to reinvest in the growth of its business or as measures of cash that will be available to the Company to meet its obligations. Further, the Company does not use or present EBITDA, Adjusted EBITDA, Hotel Adjusted
EBITDA and Hotel Adjusted EBITDA margin as measures of liquidity or cash flows.
Nareit FFO attributable to stockholders, Adjusted FFO attributable to stockholders, Nareit FFO per share – Diluted and Adjusted FFO per share – Diluted
Nareit FFO attributable to stockholders and Nareit FFO per diluted share (defined as set forth below) are presented herein as non-GAAP measures of the Company’s performance. The Company calculates funds from (used in) operations (“FFO”) attributable to stockholders for a given operating period in accordance with standards established by the National Association of Real Estate Investment Trusts (“Nareit”), as
net income (loss) attributable to stockholders (calculated in accordance with U.S. GAAP), excluding depreciation and amortization, gains or losses on sales of assets, impairment, and the cumulative effect of changes in accounting principles, plus adjustments for unconsolidated joint ventures. Adjustments for unconsolidated joint ventures are calculated to reflect the Company’s pro rata share of the FFO of those entities on the same basis.
As noted by Nareit in its December 2018 “Nareit Funds from Operations White Paper – 2018 Restatement,” since real estate values historically have risen or fallen with market conditions, many industry investors have considered presentation of operating results for real estate companies that use historical cost accounting to be insufficient by themselves. For these reasons, Nareit adopted the FFO metric in order to promote an industry-wide measure of REIT operating performance. The Company believes Nareit FFO provides useful information to investors regarding its operating performance and can facilitate comparisons of operating performance between periods and between REITs.
The Company’s presentation may not be comparable to FFO reported by other REITs that do not define the terms in accordance with the current Nareit definition, or that interpret the current Nareit definition differently. The Company calculates Nareit FFO per diluted share as
Nareit FFO divided by the number of fully diluted shares outstanding during a given operating period.

42
HYATT REGENCY BOSTON
DEFINITIONS
(CONTINUED)
The Company also presents Adjusted FFO attributable to stockholders and Adjusted FFO per diluted share when evaluating its performance because management believes that the exclusion of certain additional items described below provides useful supplemental information to investors regarding the Company’s ongoing operating performance. Management historically has made the adjustments detailed below in evaluating its performance and in its annual budget process. Management believes that the presentation of Adjusted FFO provides useful supplemental information that is beneficial to an investor’s complete understanding of operating performance. The Company adjusts Nareit
FFO attributable to stockholders for the following items, which may occur in any period, and refers to this measure as Adjusted FFO attributable to stockholders:
•Costs associated with hotel acquisitions or dispositions expensed during the period;
•Severance expense;
•Share-based compensation expense;
•Casualty gains or losses; and
•Other items that management believes are not representative of the Company’s current or future operating performance.
Net Debt
Net Debt, presented herein, is a non-GAAP financial measure that the Company uses to evaluate its financial leverage. Net Debt is calculated as (i) debt excluding unamortized deferred financing costs; and (ii) the Company’s share of investments in affiliate debt, excluding unamortized deferred financing costs; reduced by (a) cash and cash equivalents; and (b) restricted cash and cash equivalents. Net Debt also excludes Debt associated with hotels in receivership.
The Company believes Net Debt provides useful information about its indebtedness to investors as it is frequently used by securities analysts, investors and other interested parties to compare the indebtedness of companies. Net Debt should not be considered as a substitute to debt presented in accordance with U.S. GAAP. Net Debt may not be comparable to a similarly titled measure of other companies.
Net Debt to Adjusted EBITDA Ratio
Net Debt to Adjusted EBITDA ratio, presented herein, is a non-GAAP financial measure and is included as it is frequently used by securities analysts, investors and other interested parties to compare the financial condition of companies. Net Debt to Adjusted EBITDA ratio should not be considered as an alternative to measures of financial condition derived in accordance with U.S. GAAP and it may not be comparable to a similarly titled measure of other companies.
Occupancy
Occupancy represents the total number of room nights sold divided by the total number of room nights available at a hotel or group of hotels.
Occupancy measures the utilization of the Company’s hotels’ available capacity. Management uses Occupancy to gauge demand at a specific hotel or group of hotels in a given period. Occupancy levels also help management determine achievable Average Daily Rate (“ADR”)
levels as demand for rooms increases or decreases.

43
HYATT REGENCY BOSTON
DEFINITIONS
(CONTINUED)
Average Daily Rate
ADR (or rate) represents rooms revenue divided by total number of room nights sold in a given period. ADR measures average room price attained by a hotel and ADR trends provide useful information concerning the pricing environment and the nature of the customer base of a hotel or group of hotels. ADR is a commonly used performance measure in the hotel industry, and management uses ADR to assess pricing levels that the Company is able to generate by type of customer, as changes in rates have a more pronounced effect on overall revenues and incremental profitability than changes in Occupancy, as described above.
Revenue per Available Room
Revenue per Available Room (“RevPAR”) represents rooms revenue divided by the total number of room nights available to guests for a given period. Management considers RevPAR to be a meaningful indicator of the Company’s performance as it provides a metric correlated to two primary and key factors of operations at a hotel or group of hotels: Occupancy and ADR. RevPAR is also a useful indicator in measuring performance over comparable periods.
Total RevPAR
Total RevPAR represents rooms, food and beverage and other hotel revenues divided by the total number of room nights available to guests for a given period. Management considers Total RevPAR to be a meaningful indicator of the Company’s performance as approximately one-
third of revenues are earned from food and beverage and other hotel revenues. Total RevPAR is also a useful indicator in measuring performance over comparable periods.

44
HILTON SANTA BARBARA BEACHFRONT RESORT
ANALYST
COVERAGE

45
HILTON SANTA BARBARA BEACHFRONT RESORT
  ANALYST COVERAGE

Analyst	Company	Phone	Email
Dany Asad	Bank of America Merrill Lynch	(646) 855-5238	dany.asad@bofa.com
Ari Klein	BMO Capital Markets	(212) 885-4103	ari.klein@bmo.com
Jay Kornreich	Cantor Fitzgerald & Co.	(602) 214-6027	jay.kornreich@cantor.com
Smedes Rose	Citi Research	(212) 816-6243	smedes.rose@citi.com
Ken Billingsley	Compass Point	(202) 534-1393	kbillingsley@compasspointllc.com
Chris Woronka	Deutsche Bank	(212) 250-9376	chris.woronka@db.com
Duane Pfennigwerth	Evercore ISI	(212) 497-0817	duane.pfennigwerth@evercoreisi.com
Christopher Darling	Green Street Advisors	(949) 640-8780	cdarling@greenstreet.com
David Katz	Jefferies	(212) 323-3355	dkatz@jefferies.com
Daniel Politzer	JP Morgan	(212) 622-0110	daniel.politzer@jpmorgan.com
Stephen Grambling	Morgan Stanley	(212) 761-1010	stephen.grambling@morganstanley.com
RJ Milligan	Raymond James	(727) 567-2585	rjmilligan@raymondjames.com
Patrick Scholes	Truist	(212) 319-3915	patrick.scholes@truist.com
Robin Farley	UBS Investment Bank	(212) 713-2060	robin.farley@ubs.com
Cooper Clark	Wells Fargo Securities	(212) 214-1146	cooper.clark@wellsfargo.com
Logan Epstein	Wolfe Research	(646) 582-9267	lepstein@wolferesearch.com